                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Revised Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Energy West, Incorporated
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check  box  if any part of the fee is offset as provided  by  Exchange  Act
     Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by  registration  statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                               [ENERGY WEST LOGO]

                                October 17, 2003

Dear Shareholder:

         You should have recently  received the Energy West,  Incorporated  2003
Annual Report and Proxy  Statement for our Annual Meeting of  Shareholders to be
held  on  October  31,  2003.  Due to the  activities  of a group  of  dissident stockholders,  namely the Turkey  Vulture Fund XIII,  Ltd. and J. Michael Gorman
(collectively,  the "Turkey Vulture  Group"),  acting,  with others,  as the The
Committee to Reenergize  Energy West,  the Board of Directors of Energy West has
decided to postpone the Annual Meeting of Shareholders until Wednesday, November
12, 2003, at 9:00 am, local time at the Civic Center,  located at Park Drive and
Central Avenue, Great Falls, Montana.

         Based on the activities of the Turkey Vulture Group and its affiliates, we believe  there may be a contested  election at this  year's  Annual  Meeting.
Therefore,  we have provided you with the enclosed  information  so that you may vote your shares based on all available information.  If you have already voted, and wish to change your vote,  you may revoke your prior proxy by completing and returning  the proxy in the enclosed  postage paid  envelope.  Your latest dated proxy will be the one that is counted.

         YOUR VOTE IS  IMPORTANT.  We  encourage  you to complete and return the enclosed  WHITE  proxy,  which  sets forth the  recommendations  of the Board of
Directors of Energy West.

         THE BOARD ALSO URGES YOU TO DISREGARD  ANY BLUE PROXY CARDS THAT MAY BE
SENT TO YOU BY THE TURKEY VULTURE GROUP.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING,  PLEASE CONTACT US
BY CALLING OUR PROXY SOLICITOR, MACKENZIE PARTNERS, INC. AT 1-800-322-2885.

                                   Sincerely,

                                   /S/ John C. Allen
                                   John C. Allen
                                   Interim President and Chief Executive Officer

                            ENERGY WEST, INCORPORATED
               SUPPLEMENTAL PROXY MATERIALS DATED OCTOBER 17, 2003

New Annual Meeting Date

The 2003 Annual Meeting of the  Shareholders of Energy West,  Incorporated  (the
"Company") has been postponed until  Wednesday,  November 12, 2003, at 9:00 A.M.
local time, at the Civic Center, located at Park Drive and Central Avenue, Great
Falls, Montana for the purposes set forth in the Company's Proxy Statement dated
October 9, 2003.

Recent Actions by The Committee to Reenergize Energy West

A group  calling  itself  "The  Committee  to  Reenergize  Energy  West,"  which according to materials  filed with the Securities and Exchange  Commission  (the
"Commission")  includes  Richard  M.  Osborne,  the sole  manager  of the Turkey
Vulture Fund XIII, Ltd. (the "Turkey Vulture Fund"), J. Michael Gorman, Lawrence
P. Haren and Thomas J. Smith  (collectively  referred  to herein as the  "Turkey
Vulture  Group") is seeking to elect three  directors to the Company's  Board of
Directors.  According to preliminary  proxy materials filed with the Commission, the Turkey  Vulture Group has indicated  that it intends to nominate and solicit proxies to elect three directors to the Energy West Board of Directors.

Given the background of dealings of the Turkey Vulture Fund and other members of the Turkey  Vulture  Group,  your  Board of  Directors  believes  that the proxy solicitation  is the next step in the  Turkey  Vulture  Group's  efforts to take control of Energy West to pursue their own interests.

For the  reasons  stated  below  under "The Turkey  Vulture  Group's  Disruptive
Activities  With Respect to Energy West," your Board of Directors  believes that the actions of the Turkey  Vulture Fund and other members of the Turkey  Vulture
Group are not in the best interests of the Energy West shareholders and may be a violation of the federal securities laws.

Background of the Turkey Vulture Group's Solicitation

On or about July 7, 2003,  the Company  received a proposal from Mr.  Osborne to
loan  $2  million  to  the  Company  in  return  for  a  five-year   convertible
subordinated  note.  The  terms  of  the  proposed  note  included   substantial
restrictions  on the  ability  of the  Board  of  Directors  to  make  decisions concerning  the Company.  The proposed  terms provided that Mr. Osborne would be entitled to select  three  individuals  to serve as directors of the Company and any  replacements for such directors.  Additionally,  Mr. Osborne would have the right,  at any time,  to convert  the note into  shares of stock of the  Company based on a fixed price of the Company's common stock of approximately  $7.25 per share, or approximately 275,862 shares or an additional 10.6% of all outstanding shares.  The proposal also included the granting of demand  registration  rights with respect to any shares received by Mr. Osborne on conversion under which any registration would be at the Company's sole expense.

The Company advised Mr.  Osborne's  attorney that it was heavily involved in its efforts to obtain  refinancing  of its  operating  line of credit.  The  Company informed Mr. Osborne's attorney that it would require a standard confidentiality agreement before  conducting any discussions  with respect to such proposal.  On approximately  August  13,  2003,  the  Company  sent a  signed  confidentiality agreement to Mr. Osborne's  attorney.  Approximately ten days later, the Company received a copy of the agreement signed on behalf of the Turkey Vulture Fund. At that time,  the Company was in the process of completing a credit  facility with
Wells Fargo Bank Montana for the period  through  October 15, 2003. In addition, the Company was completing negotiations for a term sheet with LaSalle Bank for a
$23 million  operating  line of credit.  On September  10, 2003,  Mr.  Osborne's attorney sent a revised  proposal to the Company which  eliminated  the interest component on the subordinated debt and reduced the conversion price to $7.00 per share  (increasing  the total number of shares which Mr.  Osborne  would receive upon  conversion of the note by  approximately  10,000). The Company was heavily involved in  negotiations  for its $23 million  line of credit with LaSalle Bank when it received the revised proposal.

In the view of the Board of  Directors,  both the original and the revised terms proposed by Mr. Osborne were  unreasonable  and not in the best interests of all the Company's  shareholders  because the proposal  would have given Mr.  Osborne substantial  economic and control  rights not  available to other  shareholders, while  falling far short of  providing  the  funding for ongoing  needs that the
Company requires. In contrast,  the $23 million LaSalle operating line of credit was  completed  on normal  commercial  terms and  provided  the Company with the ability to fund payment of the remaining  $2.2 million owed under the settlement with PPL Montana, as well as adequate funding for ongoing operations.

On July 24,  2003,  the Turkey  Vulture  Group  notified  the  Company by filing
Schedule  13D with the  Commission  that they had  acquired  a total of  195,000 shares of common stock of the Company,  or  approximately  7.5% of the Company's outstanding  common  stock,  and were  acting as a group  within the  meaning of
Section 13(d)(3) of the Securities Exchange Act of 1934.

The Turkey Vulture Group filed Amendments to the Schedule 13D on August 1, 2003,
August 28, 2003,  and September 19, 2003, in each case  disclosing  increases in their combined  ownership.  Amendment No. 1, filed on August 1, 2003 disclosed a voting agreement between the Turkey Vulture Fund and Gorman,  whereby they would agree to vote all  Energy  West  stock  owned by them in favor of the  directors proposed to be nominated by the Turkey  Vulture  Fund, as described  below.  The
September  19, 2003 filing  indicated  that the Turkey  Vulture  Group's  shares exceeded 10% of the Company's outstanding common stock. Additionally, the Turkey
Vulture Group filed a Form 4 with the Commission reporting total ownership as of
September  22, 2003 of 284,517  shares,  or  approximately  11% of the Company's outstanding  common  stock.  The Turkey  Vulture  Group has  subsequently  filed
Amendment  No. 4 to Schedule  13D on October 14,  2003  disclosing  sales of the
Company's  common  stock,   lowering  its  combined  ownership  to  258,918,  or
approximately 9.98% of the Company's  outstanding common stock. In Amendment No.
4, the Turkey  Vulture  Group also  disclosed  that the Turkey  Vulture Fund and
Gorman had terminated  their voting  agreement as of October 8, 2003.  Under the
Public  Utility  Holding  Company  Act of 1935 (the  "1935  Act"),  once a group acquires  10% or more of the common  stock of a utility it is  presumed  to be a holding  company  required to register  under the 1935 Act for the protection of investors.

In addition,  the Turkey  Vulture  Group  notified the Company on July 31, 2003, that it intended to nominate  five  individuals  for election to the Energy West
Board of Directors.

On  September  22,  2003,  Osborne,  Gorman  and  others  met with the  Board of
Directors of the Company and, among other things,  demanded three Board seats as the price for backing off of their pursuit of Board seats by soliciting  proxies from the Company's shareholders.

Utility  subsidiaries of 1935 Act holding companies are subject to expensive and burdensome  regulation.  In order to avoid the adverse effects of being deemed a subsidiary or affiliate of the Turkey Vulture Group,  the Company filed Form U-1 with the  Commission  on  September  23, 2003  disclaiming  affiliation  with or control by the Turkey  Vulture  Group.  This made it possible for the Company to confirm to its new lender that it was not a subsidiary or affiliate of a holding company under the 1935 Act,  which the lender  required in  connection  with the
Company's  bank  financing  completed on September  30, 2003.  Additionally,  on
September 23, 2003,  the Company  advised the Turkey  Vulture Fund in writing of the filing on Form U-1 and its position  regarding  the Turkey  Vulture  Group's noncompliance with the 1935 Act.

On  September  24,  2003,  the Turkey  Vulture  Group  filed  preliminary  proxy materials with the Commission indicating their intention to seek proxies for the election of certain  individuals  including  Osborne.  This  preliminary  filing failed to disclose the Turkey Vulture Group's status as an unregistered  holding company under the 1935 Act, as described  below. On October 14, 2003, the Turkey
Vulture Group filed amended  preliminary  proxy  materials  with the  Commission
indicating   their   intention  to  seek  proxies  for  the  election  of  three individuals.

On September 5, 2003, the Company  received a request from Cede & Co., on behalf of the Turkey  Vulture  Fund,  pursuant  to  Section  35-1-1107  of the  Montana
Business  Corporation  Act  ("MBCA")  for a list of the  record  holders  of the
Company's  common  stock.  On October 3, 2003,  the  Company  responded  to such request stating that the Turkey Vulture Fund's purpose (i.e., conducting a proxy contest) was not "proper" as required  under  Montana law, due the status of the
Turkey Vulture Fund, along with Gorman, as an unregistered holding company under the 1935 Act, as  described  in more detail  below.  On October  13,  2003,  the
Company  received  from the Turkey  Vulture Fund a demand for  inspection of its shareholders  list under the MBCA.  The Company  has advised the Turkey  Vulture
Fund that it will provide the list for  inspection  and copying.  On October 14,
2003,  the Company  received a request from the Turkey  Vulture Fund pursuant to
Rule  14a-7  promulgated  under the  Securities  Exchange  Act of 1934,  for the shareholders  list of the Company as of the record date. The Company  intends to comply with the request under Rule 14a-7 by mailing the Turkey  Vulture  Group's material as permitted by Rule 14a-7.

The Turkey Vulture Group's Disruptive Activities With Respect to Energy West

On September 19, 2003, the Turkey Vulture Fund and Mr. Michael Gorman, acting as an  organized  group,  reported  to the  Commission  on Form  13D  ownership  of approximately  10.5% of the Energy West's outstanding common stock which exceeds the 10%  standard  of  section  2(a)(7) of the 1935 Act and made them a "holding company."

The 1935 Act was  passed  to  protect  utility  security  holders  from  abusive practices of holding companies such as loans on non-commercial  terms like those proposed by the Turkey  Vulture  Fund.  The 1935 Act  requires  that all holding companies  must either  register  under the 1935 Act or apply for an  exemption.
There is no apparent exemption available for the Turkey Vulture Group, therefore the Company believes Turkey Vulture Group's only alternative is to register as a holding company.

The Company  believes  that the Turkey  Vulture  Group failed to comply with the rules and  regulations  of the 1935 Act as a holding  company in that the Turkey
Vulture Group did not register or file for an exemption.  Therefore, the Company believes that on the record date,  September 30, 2003,  the Turkey Vulture Group was an unregistered  holding company and subject to the prohibitions of the 1935
Act. Under the 1935 Act, an unregistered  holding  company cannot  distribute or make any public  offering  for sale or exchange of any  security of such holding company or the public  utility  company;  nor can it engage in any  business  in interstate commerce.  In prior cases, the Commission has required companies that discovered  they were holding  companies to register under the 1935 Act in order to sell down below the 10% standard.  Therefore,  the Company  believes that the
Turkey  Vulture Group  violated the  securities  laws again when it sold without registration under the 1935 Act. The Company has communicated these facts to the
Commission staff charged with oversight of the 1935 Act. To date, the Commission has not  responded  to the  Company  or to the  Company's  knowledge,  taken any enforcement  or other  action with  respect to the Turkey  Vulture  Group or its status  under the 1935 Act on the record date.  Therefore,  the Company does not know what, if any,  effect the Turkey Vulture  Group's actions as they relate to the 1935 Act have had or will  have on  their  status  as a  shareholder  of the
Company nor is the Company in a position to predict  whether the Commission will take any action as a result of the Turkey Vulture Group's activities to date.

Only the  Commission or a court of competent  jurisdiction  has the authority to formally  determine  whether the Turkey Vulture  Group's  activities are illegal under  the  1935  Act,  and to  date,  the  Company  is not  aware  of any  such determination.  The  Company has not  commenced  any  private  legal  proceeding against  the  Turkey  Vulture  Group  related  to the 1935 Act,  as the 1935 Act provides no private right of action to the Company.

In light of these circumstances,  the Company is not currently able to determine whether the Turkey  Vulture Group will be legally able to vote its shares at the
Annual Meeting. That determination will be made based upon action, if any, taken by the Commission  under the 1935 Act. Unless and until the Commission takes any action under the 1935 Act with respect to the Turkey  Vulture  Group the Company will  assume  that the  nominees  put  forward by the Turkey  Vulture  Group are validly  nominated  and that the Turkey  Vulture  Group will be able to vote its shares and any shares on which it is granted a proxy at the Annual Meeting.

Method of Proxy Solicitation

Proxies  are  being  solicited  by  and on  behalf  of the  Company's  Board  of
Directors.  The  Company  will bear the entire  cost of this  solicitation.  The
Company estimates that it will spend

approximately   $80,000  in  connection   with  this   solicitation,   of  which
approximately $30,000 has been spent to date. The Company has retained MacKenzie
Partners,  Inc. , 105 Madison  Avenue,  New York, New York 10016,  to assist the
Company in the solicitation of proxies for fees not to exceed $50,000,  plus out of pocket  expenses,  of which less than  $15,000  has been  spent to date.  The
Company  has also  agreed to  indemnify  MacKenzie  Partners  against any losses arising out of its proxy soliciting services on behalf of the Company. MacKenzie
Partners  will  employ   approximately  35  persons  to  solicit  the  Company's
stockholders.  In  addition,  directors,  officers  and other  employees  of the
Company  may solicit  proxies  without  additional  compensation  therefor.  The methods  by which  MacKenzie  Partners  and the  directors,  officers  and other employees  of the  Company may solicit  proxies  are by mail,  telephone,  other electronic communication or in person.

Additional Information About Your Voting Rights

The Staff of the  Commission  has  determined  that the  actions  of the  Turkey
Vulture  Group  require  that we comply with  certain  requirements  relating to contested elections.  As such, brokers who hold shares for the accounts of their clients who have not been given specific voting  instructions as to the election of the directors by their clients may not vote their  clients'  proxies in their own  discretion  (i.e.,  broker  nonvotes).  Since  directors  are  elected by a plurality vote, broker nonvotes,  if any, will be disregarded,  and will have no effect on the outcome of the vote.  However,  broker nonvotes will be counted as present and  entitled  to vote for  purposes of  determining  the  presence of a quorum at the Annual Meeting.  Please return your proxy in the enclosed envelope or call your bank or broker and  instruct  your  representative  to vote for the
Company's  director  nominees on the WHITE proxy card.  At this time the Company has not  made  any  decision  about  whether  it  will  cumulate  votes  for any particular nominees.  As stated in our Proxy Statement dated October 9, 2003, in the event that additional  persons are nominated for election as directors,  the proxy holders, unless otherwise specifically  instructed,  will vote all proxies received by them in a manner in accordance with cumulative voting as will ensure the election of as many of the nominees  listed in the Company's Proxy Statement as possible,  and in such event,  the specific  nominees to be voted for will be determined by the proxy  holders,  reserving that judgment until the time of the
Annual Meeting based on the number of votes held by the proxy holders.

Information Concerning the Directors and Certain Officers of the Company Who May
Also Solicit Proxies

The following table sets forth the name,  principal  business and address of any corporation or other  organization  in which their  employment is carried on, of the directors and certain officers of the Company  ("Participants") who may also solicit proxies from  stockholders of the Company.  Unless otherwise  indicated, the  principal  occupation  of the officers  refers to their  position  with the
Company and the  business  address is No. 1 First Avenue  South,  P.O. Box 2229,
Great Falls, Montana 59403-2229.

Directors

The principal occupations of the Company's directors who are deemed Participants in the  solicitation  are set forth on page 4 of the Company's  Proxy  Statement
dated   October  9,  2003.   The  name  and   business   address  of  the  other
director-Participants' organization of employment are as follows:

------------------------------------- ------------------------------------------
Name                                  Business Address
------------------------------------- ------------------------------------------
W.E. "Gene" Argo                      Midwest  Energy,  Inc. 1330
                                      Canterbury Road P.O. Box 898 Hays,  Kansas
                                      67601-0898
------------------------------------- ------------------------------------------
Andrew I. Davidson                    Davidson Investment Advisors
                                      P.O. Box 5015
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
David A. Flitner                      Flitner Ranch and Hideout Adventures, Inc.
                                      P. O. Box 206
                                      Shell, Wyoming 82441
------------------------------------- ------------------------------------------
G. Montgomery Mitchell                No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
Terry M. Palmer                       No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
George D. Ruff                        No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------
Richard J. Schulte                    No. 1 First Avenue South, P.O. Box 2229
                                      Great Falls, Montana 59403
------------------------------------- ------------------------------------------

Executive Officers and Certain Corporate Officers

----------------------- --------------------------------------------------------
Name                    Principal Occupation
----------------------- --------------------------------------------------------
John C. Allen           Interim President and Chief Executive Officer
----------------------- --------------------------------------------------------
Tim A. Good             Vice-President and Manager of Natural Gas Operations
----------------------- --------------------------------------------------------
Douglas R. Mann         Vice-President and Manager of Energy West Propane
                        Operations
----------------------- --------------------------------------------------------
JoAnn S. Hogan          Vice-President, Treasurer and Secretary
----------------------- --------------------------------------------------------
Robert B. Mease         Vice-President and Controller
----------------------- --------------------------------------------------------
James E. Morin          President of Energy West Resources, Inc.
----------------------- --------------------------------------------------------

Information Regarding Ownership of the Company's Securities by Participants

The number of shares of common stock of the Company  held by  directors  and the named  executive  officers is set forth on pages 2 and 3 of the Company's  proxy statement dated October 9, 2003,  except that W.E. "Gene" Argo beneficially owns
850 shares of the Company's common stock.  The following  information sets forth the  number  of  shares of common  stock of the  Company  held by the  executive officers who are not "named executive officers" but are deemed Participants.

------------------------- ------------------------------------------------------
Name                      Number of Shares Beneficially Owned
------------------------- ------------------------------------------------------
Douglas R. Mann                               14,033(a)
------------------------- ------------------------------------------------------
JoAnn S. Hogan                                 4,881(b)
------------------------- ------------------------------------------------------
Robert B. Mease                                3,000(c)
------------------------- ------------------------------------------------------
James E. Morin                                 3,317(d)
------------------------- ------------------------------------------------------

(a) Includes 5,000 shares subject to exercisable options, 285 shares pursuant to the Company's  401(K) Plan and 6,583 shares  pursuant to the Company's  Employee
Stock Ownership Plan.

(b) Includes 4,000 shares subject to exercisable  options, 32 shares pursuant to the  Company's  401(K) Plan and 849 shares  pursuant to the  Company's  Employee
Stock Ownership Plan.

(c) Includes 3,000 shares subject to exercisable options.

(d) Includes 1,400 shares subject to exercisable options, 464 shares pursuant to the Company's  401(K) Plan and 1,453 shares  pursuant to the Company's  Employee
Stock Ownership Plan.

Information Regarding Transactions in the Company's Securities by Participants

The following table sets forth  purchases and sales of the Company's  securities by the  Participants  listed below during the past two years,  not including the grant of any options to purchase the Company's  common stock.  Unless  otherwise indicated, all transactions are in the public market.

----------------------- -------------------- ---------------------------- --------------------------
Name                    Date                 Number of Shares             Purchased ("P") or Sold
                                                                          ("S")
----------------------- -------------------- ---------------------------- --------------------------
W.E. "Gene" Argo        10/07/2003                           600                      P
                        10/08/2003                           250                      P
----------------------- -------------------- ---------------------------- --------------------------
Andrew I. Davidson      10/11/2001                            42                    P(5)
                        10/12/2001                         1,528                    P(5)
                        10/22/2001                         4,000                      S
                        10/23/2001                            56                    P(5)
                        10/26/2001                         2,500                      S
                        10/29/2001                         5,000                      S
                        11/14/2001                            40                    P(5)
                        11/15/2001                           111                    P(5)

----------------------- -------------------- ---------------------------- --------------------------
Name                    Date                 Number of Shares             Purchased ("P") or Sold
                                                                          ("S")
----------------------- -------------------- ---------------------------- --------------------------

                         12/04/2001                           225                    S(1)
                         12/27/2001                            75                    S(1)
                         12/31/2001                            54                    P(5)
                         01/02/2001                           180                    P(5)
                         02/21/2002                            41                    P(5)
                         02/22/2002                           115                    P(5)
                         03/28/2002                            64                    P(5)
                         04/16/2002                            60                    P(5)
                         05/14/2002                            23                    P(5)
                         06/05/2002                            46                    P(5)
                         06/06/2002                           132                    P(5)
                         06/28/2002                            76                    P(5)
                         07/01/2002                           205                    P(5)
                         09/16/2002                            72                    P(5)
                         09/30/2002                            90                    P(5)
                         10/03/2002                            51                    P(5)
                         10/04/2002                           143                    P(5)
                         11/13/2002                            44                    P(5)
                         11/21/2002                           265                    P(5)
                         01/13/2003                           514                    P(5)
                         01/23/2003                            43                    P(5)
                         02/28/2003                           258                    P(5)
                         03/18/2003                           101                    P(5)
                         03/31/2003                           131                    P(5)
                         04/15/2003                           102                    P(5)
                         04/23/2003                           106                    P(5)
                         04/29/2003                           188                    P(5)
                         05/08/2003                           130                    P(5)
                         05/14/2003                           128                    P(5)
                         06/06/2003                           389                    P(5)
                         06/16/2003                           101                    P(5)
                         06/17/2003                           109                    P(5)
                         07/10/2003                           129                    P(5)
                         07/11/2003                           875                    P(5)
                         07/28/2003                           125                    P(5)
                         08/20/2003                           118                    P(5)
                         08/27/2003                           115                    P(5)
                         09/16/2003                           214                    P(5)
                         09/17/2003                           208                    P(5)
                         09/22/2003                           200                    P(5)
                         09/29/2003                           106                    P(5)
                         10/08/2003                           111                    P(5)
------------------------ -------------------- ---------------------------- --------------------------
David A. Flitner         11/07/2001                         1,052                      P
------------------------ -------------------- ---------------------------- --------------------------

----------------------- -------------------- ---------------------------- --------------------------
Name                    Date                 Number of Shares             Purchased ("P") or Sold
                                                                          ("S")
----------------------- -------------------- ---------------------------- --------------------------

G. Montgomery Mitchell   11/07/2001                         1,151                    P(5)
                         12/31/2001                            75                    P(5)
                         03/28/2002                            83                    P(5)
                         06/28/2002                            94                    P(5)
                         09/30/2002                           105                    P(5)
                         01/03/2003                           112                    P(5)
------------------------ -------------------- ---------------------------- --------------------------
Terry M. Palmer          -                                      -                      -
------------------------ -------------------- ---------------------------- --------------------------
George D. Ruff           10/11/2001                            42                    P(5)
                         10/12/2001                         1,215                    P(5)
                         10/23/2001                            56                    P(5)
                         11/14/2001                            40                    P(5)
                         11/15/2001                           111                    P(5)
                         12/31/2001                            98                    P(5)
                         01/02/2002                           180                    P(5)
                         02/21/2002                            41                    P(5)
                         02/22/2002                           115                    P(5)
                         03/28/2002                           114                    P(5)
                         04/16/2002                            60                    P(5)
                         06/06/2002                           159                    P(5)
                         06/28/2002                           131                    P(5)
                         07/01/2002                           205                    P(5)
                         08/19/2002                            25                    P(5)
                         09/16/2002                           124                    P(5)
                         09/30/2002                           153                    P(5)
                         10/03/2002                            51                    P(5)
                         10/04/2002                           143                    P(5)
                         11/21/2002                           177                    P(5)
                         01/13/2003                           579                    P(5)
                         02/28/2003                           258                    P(5)
                         03/18/2003                           101                    P(5)
                         03/31/2003                           204                    P(5)
                         04/15/2003                           102                    P(5)
                         04/23/2003                           106                    P(5)
                         04/29/2003                           125                    P(5)
                         05/08/2003                           130                    P(5)
                         05/14/2003                           128                    P(5)
                         06/06/2003                           389                    P(5)
                         06/16/2003                           101                    P(5)
                         06/17/2003                           109                    P(5)
                         07/10/2003                           258                    P(5)
                         07/11/2003                           875                    P(5)
                         07/28/2003                           125                    P(5)
                         08/01/2003                           123                    P(5)

----------------------- -------------------- ---------------------------- --------------------------
Name                    Date                 Number of Shares             Purchased ("P") or Sold
                                                                          ("S")
----------------------- -------------------- ---------------------------- --------------------------

                         08/20/2003                           118                    P(5)
                         08/27/2003                           115                    P(5)
                         09/16/2003                           214                    P(5)
                         09/17/2003                           208                    P(5)
                         09/22/2003                           200                    P(5)
                         09/29/2003                           106                    P(5)
                         10/08/2003                           111                    P(5)
------------------------ -------------------- ---------------------------- --------------------------
Richard J. Schulte       10/11/2001                            42                    P(5)
                         10/12/2001                         1,327                    P(5)
                         10/23/2001                            56                    P(5)
                         11/14/2001                            75                    P(5)
                         11/15/2001                           111                    P(5)
                         12/31/2001                            83                    P(5)
                         01/02/2002                           252                    P(5)
                         02/21/2002                            41                    P(5)
                         02/22/2002                           115                    P(5)
                         03/28/2002                            98                    P(5)
                         04/16/2002                            60                    P(5)
                         05/14/2002                            23                    P(5)
                         06/28/2002                           111                    P(5)
                         09/30/2002                           125                    P(5)
                         01/03/2003                           132                    P(5)
                         03/31/2003                           150                    P(5)
------------------------ -------------------- ---------------------------- --------------------------
John C. Allen            12/21/2001                           600                    S(1)
                         12/31/2001                            21                    P(3)
                         03/31/2002                            23                    P(3)
                         06/30/2002                            33                    P(3)
                         06/30/2002                           330                    P(2)
                         09/30/2002                            37                    P(3)
                         12/31/2002                            44                    P(3)
                         03/31/2003                            46                    P(3)
                         06/30/2003                            58                    P(3)
------------------------ -------------------- ---------------------------- --------------------------
Tim A. Good              12/31/2001                            22                    P(3)
                         01/04/2002                           130                    P(4)
                         01/14/2002                         2,400                    P(6)
                         03/29/2002                           174                    P(4)
                         03/31/2002                            25                    P(3)
                         06/28/2002                           195                    P(4)
                         06/30/2002                            33                    P(3)
                         06/30/2002                           338                    P(2)
                         09/30/2002                            11                    P(3)
                         09/30/2002                           218                    P(4)
                         12/31/2002                             1                    P(4)

                                       10

----------------------- -------------------- ---------------------------- --------------------------
Name                    Date                 Number of Shares             Purchased ("P") or Sold
                                                                          ("S")
----------------------- -------------------- ---------------------------- --------------------------

                         01/06/2003                           237                    P(4)
                         03/31/2003                             1                    P(4)
                         04/01/2003                           261                    P(4)
                         06/30/2003                             1                    P(3)
------------------------ -------------------- ---------------------------- --------------------------
Douglas R. Mann          01/04/2002                             6                    P(4)
                         03/29/2002                             6                    P(4)
                         06/28/2002                             7                    P(4)
                         06/30/2002                           273                    P(2)
                         09/30/2002                             8                    P(4)
                         09/30/2002                             7                    P(3)
                         12/31/2002                            33                    P(3)
                         01/06/2003                             9                    P(4)
                         03/31/2003                            35                    P(3)
                         04/01/2003                            10                    P(4)
                         06/30/2003                            50                    P(3)
------------------------ -------------------- ---------------------------- --------------------------
JoAnn S. Hogan           12/31/2001                             1                    P(3)
                         03/31/2002                             1                    P(3)
                         06/30/2002                           184                    P(2)
                         06/30/2002                             2                    P(3)
                         09/30/2002                             2                    P(3)
                         12/31/2002                             2                    P(3)
                         03/31/2003                             2                    P(3)
                         06/30/2003                             2                    P(3)
------------------------ -------------------- ---------------------------- --------------------------
Robert B. Mease          -                                      -                      -
------------------------ -------------------- ---------------------------- --------------------------
James E. Morin           06/30/2002                           296                    P(2)
                         09/30/2002                            50                    P(3)
                         12/31/2002                            39                    P(3)
                         03/31/2003                            41                    P(3)
                         06/30/2003                            24                    P(3)
------------------------ -------------------- ---------------------------- --------------------------

(1) Disposition by gift.

(2) Transaction effected through Company's Employee Stock Ownership Plan.

(3) Transaction effected through Company's 401(K) Plan.

(4) Transaction effected through the Company's Dividend Reinvestment Plan.

(5) Acquisition of deferred stock equivalents through the Deferred  Compensation
Plan for Directors.

(6) Transaction effected through a stock option exercise.

                                       11

Certain Transactions

The Company has entered into an Amended and Restated Advisory  Agreement,  dated as of  October  3, 2003 with  DAMG  Capital  LLC and D.A.  Davidson  & Co.  (the
"Amended Advisory Agreement"), which provided for a payments of $225,000 each to
D.A.  Davidson & Co. and DAMG Capital on October 3, 2003,  as  compensation  for financial  advisory  services  provided by the financial  advisors in connection with the  successful  completion of the Company's  credit  facility with LaSalle
Bank. In addition,  the Amended  Agreement  provides for a payment of $75,000 to
D.A.  Davidson  &  Co.  upon  the  successful  completion  of a  refinancing  or restructuring of the Company's long-term debt, as required by the LaSalle credit facility and no further payments to DAMG. Andrew I. Davidson,  a director of the
Company, is employed as a Financial  Consultant with, and serves on the Board of
Directors  of D.A.  Davidson  & Co. In his  position  with D.A.  Davidson & Co.,
Andrew Davidson has not participated in the financial advisory services provided to the  Company  pursuant  to  the  Amended  Advisory  Agreement  or  any  prior agreement.  Additionally,  Mr. Davidson has abstained from  participation in any discussions  of, or decisions  by, the Energy West Board of Directors  regarding the  retention  of or  compensation  to D.A.  Davidson & Co.  for its  financial advisory  services.  In  addition,  Andrew  Davidson is the son of Ian and Nancy
Davidson,  who jointly  beneficially  own  approximately  13.1% of the Company's common stock. Ian Davidson serves as Chairman of D.A. Davidson & Co.

The Amended  Advisory  Agreement  replaces and supersedes an Advisory  Agreement between  the Company  and DAMG and D.A.  Davidson & Co.  dated June 5, 2003 (the
"Original  Agreement").  Under the Original Agreement,  DAMG and D.A. Davidson &
Co. provided  financial  advisory services to the Company in connection with its efforts to refinance  its credit  facility  with Wells Fargo,  and in connection with  refinancing or  restructuring  of the Company's  long-term debt. Under the terms of the Original Agreement, the Company would have paid D.A. Davidson & Co.
and DAMG $172,500 each upon the completion of the credit  facility with LaSalle, and would have been obligated to pay additional  fees to the financial  advisors upon  restructuring  of the Company's  long-term debt of 2 1/2% of the aggregate amount of such long-term  debt. The Company  estimates that such additional fees would have ranged from $200,000 to $555,000 depending on the amount of long-term debt refinanced or restructured under the Original  Agreement,  the Company paid
DAMG a monthly fee of $25,000 per month,  which were  terminated  by the Amended
Advisory  Agreement.  Due to a change in  circumstances  regarding the scope and nature of the representation by the financial advisors, the Company renegotiated the terms of the Original  Agreement  and replaced it with the Amended  Advisory
Agreement.

Miscellaneous Information Concerning Participants

Except  as  described  in  these  Supplemental  Proxy  Materials  and the  Proxy
Statement dated October 9, 2003 of the Company, none of the Participants nor any of  their  respective  affiliates  or  associates  (together,  the  "Participant
Affiliates"),  (i) directly  beneficially owns any shares of common stock of the
Company or any  securities of any  subsidiary of the Company or (ii) has had any relationship  with the  Company in any  capacity  other  than as a  stockholder, employee,  officer  or  director.  Furthermore,  except  as  described  in these
Supplemental  Proxy  Materials and

                                       12

the Proxy  Statement  dated  October  9, 2003,  no  Participant  or  Participant
Affiliate is either a party to any transaction or series of  transactions  since
July 1, 2002, or has knowledge or any currently  proposed  transaction or series of transactions (i) to which the Company or any of its subsidiaries was or is to be a party,  (ii) in which the amount  involved  exceeds  $60,000,  and (iii) in which any  Participant  or  Participant  Affiliate had or will have, a direct or indirect material interest.

Except for those arrangements  described in the Proxy Statement,  no Participant or Participant  Affiliate has entered into any agreement or  understanding  with any person  respecting any future employment by the Company or its affiliates or any future  transactions  to which the Company or any of its affiliates  will or may be a party.  Except as described in these  Supplemental  Proxy Materials and the Proxy Statement,  there are no contracts,  arrangements or understandings by any  Participant or Participant  Affiliate  within the past year with any person with respect to the Company's common stock.

                                       13

----------------------------------------------------------------------------------------
 If you have any questions or require assistance in voting your WHITE proxy card, please call MacKenzie Partners at the phone numbers listed below.

                                   MACKENZIE
                                 PARTNERS, INC.

                               105 Madison Avenue
                               New York, NY 10016
                           proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                                       Or
                            Toll Free: (800) 322-2885
----------------------------------------------------------------------------------------

                                       14

WHITE PROXY

                           ENERGY WEST, INCORPORATED

     The undersigned hereby appoints Andrew I. Davidson,  Richard J. Schulte, G.
Montgomery  Mitchell,  and each of them,  with full  power of  substitution,  to represent  the  undersigned  and vote all of the shares of stock in Energy West,
Incorporated,  a Montana corporation,  which the undersigned is entitled to vote at the Annual  Meeting of  Shareholders  of Energy  West to be held at the Civic
Center,  located at Park Drive and Central Avenue, Great Falls, Montana,  59401,
on Wednesday, November 12, 2003 at 9:00 A.M., local time, and at any adjournment
or  postponement   thereof,  on  the  matters  set  forth  below,  and  as  more particularly  described  in the Proxy  Statement  dated  October 9, 2003 and the
Supplemental  Proxy Material of Energy West dated October 17, 2003, and in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

     THIS  PROXY  IS  SOLICITED  BY THE  BOARD  OF  DIRECTORS  OF  ENERGY  WEST,
INCORPORATED.  THE PROXY  WILL BE VOTED IN THE  MANNER  DIRECTED  HEREON.  IF NO
DIRECTION IS MADE,  THIS PROXY WILL BE VOTED FOR THE  ELECTION OF DIRECTORS  AND
ACCORDING TO THE  DISCRETION  OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY
PROPERLY COME BEFORE THE MEETING.

              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                   YOUR VOTE

                                  IS IMPORTANT

WHITE PROXY                                          Please mark your
                                                     vote as indicated  |X|
                                                     in this example

The Board of Directors recommends a vote FOR the following proposal:

1.   Election of the following  seven directors for a term of one year beginning with this Annual  Meeting to be held  November 12, 2003 and ending with the
     2004 Annual Meeting of  Shareholders or until their  respective  successors are elected and qualified:

                                                             FOR ALL
        FOR                        WITHHOLD              NOMINEES EXACTLY
        ALL                        FOR ALL               EXCEPT AS NOTED
       |   |                        |   |                     |   |

W. E. (Gene) Argo, Andrew I. Davidson, David A. Flitner, G. Montgomery Mitchell,
Terry M. Palmer, George D. Ruff, Richard J. Schulte.

YOU MAY WITHHOLD  AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE BY LINING THROUGH
OR OTHERWISE STRIKING OUT THAT NOMINEE'S NAME IN THE LIST ABOVE. IF YOU WITHHOLD
DISCRETIONARY  AUTHORITY TO VOTE FOR ANY OF THE NOMINEES,  WE WILL ALLOCATE YOUR
VOTES AMONG THE  REMAINING  NOMINEES  IN THE  DISCRETION  OF THE  PROXIES  NAMED
HEREIN.

In their  discretion,  upon such other  matter or matters as may  properly  come before the meeting or any adjournment or postponement thereof.

                                        Dated:____________________________, 2003

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                              Signature (if held jointly)

                                        Title:__________________________________

                                        Where  shares  are  jointly  held,  each
                                        holder    should    sign.     Executors,
                                        administrators,  trustees and  guardians
                                        should  give  full  title  as  such.  If
                                        signer is  corporation, please sign  the
                                        full  corporate  name  by an  authorized
                                        officer.

          PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                  PLEASE SIGN,
                                 DATE AND RETURN
                                YOUR PROXY TODAY